UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2012
___________

STERLING FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Washington	001-34696	91-1572822
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

111 North Wall Street, Spokane, Washington 99201
(Address of principal executive offices) (Zip Code)

(509) 458-3711
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02. Results of Operations and Financial Condition.

On October 25, 2012, Sterling Financial Corporation ("Sterling") issued a press release regarding its results of operations and financial condition for the quarter ended September 30, 2012. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release is considered to be "furnished" under the Securities Exchange Act of 1934. Sterling will include final financial statements and additional analysis for the quarter ended September 30, 2012, as part of its quarterly report on Form 10-Q covering that period.

Item 8.01 Other Events

On October 25, 2012, Sterling announced that its Board of Directors approved a quarterly cash dividend of $0.15 per common share, payable to shareholders of record as of November 6, 2012. The dividend is expected to be paid on November 20, 2012.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is being furnished herewith:

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated October 25, 2012.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STERLING FINANCIAL CORPORATION
(Registrant)

October 25, 2012	By: /s/ Patrick J. Rusnak

Date	Patrick J. Rusnak
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press release text of Sterling Financial Corporation dated October 25, 2012.